T. ROWE PRICE NEW HORIZONS FUND

Supplement to Prospectus Dated May 1, 2018

On page 5, the portfolio manager table under “Management” is supplemented as follows:

Effective March 31, 2019, Joshua K. Spencer will replace Henry M. Ellenbogen as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Spencer joined T. Rowe Price in 2004.

On page 8, the disclosure under “Portfolio Management” is supplemented as follow:

Effective March 31, 2019, Joshua K. Spencer will replace Henry M. Ellenbogen as Chairman of the fund’s Investment Advisory Committee. Mr. Spencer joined the Firm in 2004 and his investment experience dates from 1998. He has served as a portfolio manager with the Firm throughout the past five years.

The date of this supplement is February 14, 2019.

F42-042 2/14/19